United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 28, 2021

Date of Report (Date of earliest event reported)

Lakeshore Acquisition I Corp.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	333-255174	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite A-2F, 555 Shihui Road, Songjiang District, Shanghai, China	201100
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +86 13816100700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	LAAA	The Nasdaq Capital Market
Warrants	LAAAW	The Nasdaq Capital Market
Units	LAAAU	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed on a Current Report on Form 8-K dated June 22, 2021 (the “Current Report”), on June 15, 2021, Lakeshore Acquisition I Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 5,000,000 units (the “Units”). Each Unit consists of one ordinary share of the Company, par value $0.0001 per share (the “Ordinary Shares”) and three-quarters of one redeemable warrant (“Warrant”), each whole Warrant entitling the holder thereof to purchase one Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $50,000,000.

As previously disclosed in the Current Report, simultaneously with the closing of the IPO, the Company consummated a private placement (the “Private Placement”) in which the Sponsor, Polar Multi-Strategy Master Fund, MAZ Partners LP and Myda SPAC Select, LP, and the representatives and certain of their affiliates purchased 250,000 private units (the “Private Placement Units”) at a price of $10.00 per Private Unit, generating total proceeds of $2,500,000. In addition, the underwriters of the IPO (the “Underwriters”) were granted a 45-day option to purchase up to an aggregate of 750,000 additional Units to cover over-allotments, if any.

On June 25, 2021, the Underwriters partially exercised the over-allotment option and purchased an additional 467,000 Units (the “Over-Allotment Units”), generating gross proceeds of $4,670,000, on June 21, 2021. Simultaneously with the sale of Over-Allotment Units, the Company consummated a private sale of an additional 11,675 Private Placement Units at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds of $116,750.

On June 28, 2021, the Company canceled an aggregate of 70,750 Ordinary Shares issued to certain shareholders of the Company prior to the IPO and Private Placement.

As of June 28, 2021, a total of $54,670,000 of the net proceeds from the IPO  (including the Over-Allotment Option Units) and the Private Placements on June 15, 2021 and June 28, 2021 was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An unaudited balance sheet as of June 28, 2021 reflecting receipt of the proceeds from the sale of the Over-Allotment Units and the additional Private Placement Units has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Unaudited Balance Sheet as of June 28, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 2, 2021

LAKESHORE ACQUISITION I CORP.

By:	/s/ Bill Chen
Name:	Bill Chen
Title:	Chief Executive Officer